Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Income Taxes
Income Taxes

11.                   Income Taxes

Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  A valuation allowance is established based upon periodic assessments made by management to reduce deferred tax assets to the amount expected to be realized.  Income tax expense is the current tax provision for the period and the change during the period in deferred tax assets and liabilities.  The Company recognizes a tax expense associated with an uncertain tax position when, in management’s judgment, it is not more likely than not that the position will be sustained upon examination by a taxing authority.  As of and for the three- and nine-month periods ended September 30, 2012 and 2011, no tax expense was recognized for uncertain tax positions.

The Company’s estimated annual effective tax rate is zero for the first nine months of 2012 and 2011.  The Company’s effective income tax rate for the nine months ended September 30,2011 was approximately -1.2% as a result of realizing a discrete item, which resulted in income tax expenses of $15,000 in the first quarter of 2011.  The effective income tax rate for the nine months ended September 30, 2012 is zero.  As of September 30, 2012, the Company continues to provide a valuation allowance against its net deferred tax assets since the Company believes it is more likely than not that its deferred tax assets will not be realized.  At the quarter ended September 30, 2012 and 2011, the Company had no unrecognized income tax benefits and recognized no interest or penalties on income tax liabilities.

Utilization of the net operating loss carryforwards and credit may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions.  The Company has not performed a detailed analysis to determine whether an ownership change under Section 382 of the Internal Revenue Code occurred.  The effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards attributable to periods before the change and could result in a reduction in the total net operating losses and research credits available.

9.                                      Income Taxes

Income tax from operations for 2011 and 2010 was as follows:

	2011	2010
U.S. Federal income tax (expense) benefit	$(13,000)	$118,000
State and local income tax (expense) benefit	$(1,000)	$15,000
Total income tax (expense) benefit	$(14,000)	$133,000

	2011	2010
Current income tax (expense) benefit	$(14,000)	$38,000
Deferred income tax (expense) benefit	$—	$95,000
Total income tax (expense) benefit	$(14,000)	$133,000

The tax effects of significant temporary differences representing deferred tax assets as of December 31, 2011 and 2010 are as follows:

	2011	2010
Deferred tax assets
Deferred rent	$19,000	$32,000
Accrued vacation	39,000	33,000
Tax credit/grants	82,000	23,000
Deferred compensation	—	274,000
Net operating loss carryforward	15,922,000	13,912,000
Accrued bonus	154,000	165,000
Stock based compensation	25,000	41,000
Inventory adjustments	—	426,000
Accrued expenses	38,000	38,000
Other	5,000	27,000
Total deferred tax asset	16,284,000	14,971,000

Deferred tax liabilities
Property and equipment	(4,000)	(23,000)
Change in accounting method - accrued bonus	(20,000)	(41,000)
	(24,000)	(64,000)

Valuation allowance	(16,260,000)	(14,907,000)

Net deferred tax asset	$—	$—

At December 31, 2011 and 2010, the Company had gross operating loss carryforwards for U.S. federal income tax purposes of approximately $39.0 million and $33.9 million, respectively, which will begin to expire in 2019.  At December 31, 2011 and 2010, the Company had gross operating loss carryforwards for state income tax purposes of approximately $49.9 million and $44.6 million, respectively, which will begin to expire in 2018.  Based on the Company’s historical losses and its accumulated deficit, the Company has provided a full valuation allowance against the net deferred tax asset.

Utilization of the net operating loss carryforwards and credit could be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions.  The Company has not performed a detailed analysis to determine whether an ownership change under Section 382 of the Internal Revenue Code occurred.  The effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards attributable to periods before the change and could result in a reduction in the total net operating losses and research credits available.

Reconciliation between actual tax benefits and taxes computed at the statutory Federal rate of 34 percent for 2011 and 2010 are as follows:

	2011	2010
U.S. Federal income tax benefit at the statutory rate of 34%	$1,172,000	$2,675,000
Effect of permanent differences	(10,000)	(7,000)
Effect of permanent differences - Government Grant	4,000	51,000
State income taxes benefit, net of federal tax benefit	251,000	424,000
Other	(79,000)	—
Change in valuation allowance	(1,352,000)	(3,010,000)
Income tax (expense) benefit	$(14,000)	$133,000

During 2010, the Company’s subsidiary, Biospherics Incorporated, received notice from the IRS that it had been awarded two grants under IRC Section 48D of the Internal Revenue Code’s “Qualifying Therapeutic Discovery Project.”  The amount received pursuant to the QTDP Grant was $0.3 million of which $0.1 million related to the income tax benefit associated with the realization or “monetization” of prior-period tax attributes for which the Company had previously established a valuation allowance.

Tax Uncertainties

The Company recognizes a tax benefit associated with an uncertain tax position when, in management’s judgment, it is more likely than not that the position will be sustained upon examination by a taxing authority.  For a tax position that meets the more-likely-than-not recognition threshold, the Company initially and subsequently measures the tax benefit as the largest amount that it judges to have a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority.  The liability associated with unrecognized tax benefits is adjusted periodically due to changing circumstances, such as the progress of tax audits, case law developments and new or emerging legislation.  The effective tax rate includes the net impact of changes in the liability for unrecognized tax benefits and subsequent adjustments as considered appropriate by management. The Company has not recognized any such adjustments.  At December 31, 2011 and 2010, the Company had no material unrecognized income tax benefits and recognized no interest or penalties on income tax liabilities.

The Company is subject to U.S. federal income tax and state and local income tax in multiple jurisdictions.  The statute of limitations for the consolidated U.S. federal income tax return is closed for all tax years up to and including 2007, except for pre-2007 tax returns that generated net operating loss carry forwards that could be adjusted on audit.  Currently, no federal or state and local income tax returns are under examination by the respective taxing authorities.